                         SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, D.C.  20549

                                     FORM 8-K/A


                                   CURRENT REPORT

                                   AMENDMENT NO.1

       PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


          Date of Report (Date of earliest event reported):  July 31, 1998



                                DAMES & MOORE GROUP
               (Exact name of registrant as specified in its charter)


                           Commission File Number 1-11075



                  DELAWARE                                95-4316617
         (State of incorporation)          (I.R.S. Employer Identification No.)

     911 WILSHIRE BOULEVARD, SUITE 700
          LOS ANGELES, CALIFORNIA                            90017
 (Address of principal executive offices)                 (Zip Code)

                                   (213) 996-2200
                (Registrant's telephone number, including area code)

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
         AND EXHIBITS

         The Financial Statements, Pro Forma Financial Information and Exhibits set forth in Dames & Moore Group's Form 8-K dated July 31, 1998 are hereby amended to read in their entirety as follows:

(a)      Financial Statements of Businesses Acquired

         Included as Exhibit 99.4 hereto, and incorporated herein by reference are the audited consolidated financial statements of Radian International LLC and subsidiaries as of December 31, 1997 and 1996, and for the years then ended.

         Included as Exhibits 99.3 hereto, and incorporated herein by reference are the consolidated unaudited financial information of Radian International LLC and subsidiaries as of June 30, 1998 and December 31, 1997; and for the six-month periods ended June 30, 1998 and June 30, 1997.

(b)      Pro Forma Financial Information

         On July 31, 1998, Dames & Moore Group ("DMG") acquired all of the membership interests of Radian International LLC ("Radian"). The purchase price of $117 million was allocated to the estimated fair value of assets acquired and liabilities assumed, using the purchase method of accounting. DMG is awaiting additional information related to the fair value of certain assets acquired, liabilities assumed and the restructuring plans for Radian. The purchase price in excess of the fair value of the assets acquired is classified as goodwill and is being amortized over 40 years.

         The following pro forma combined financial statements give the effect of the acquisition of Radian. The pro forma combined financial statements are based on historical audited and unaudited consolidated financial statements and notes thereto of DMG and Radian. The unaudited pro forma combined financial statements are presented for illustrative purposes only to show how the acquisitions might have affected historical results of operations if the transaction had occurred at an earlier time. The pro forma results are not necessarily indicative of the combined financial position or results of operations for future periods or the results that actually would have been realized had DMG and Radian been combined during the specified periods. The pro forma combined consolidated financial information does not reflect any potential cost savings which are expected to be achieved following the acquisition. The pro forma combined financial statements, including notes thereto, are qualified in their entirety by reference to, and should be read in conjunction with, the historical consolidated financial statements of DMG and Radian, including the notes thereto, incorporated herein by reference.

                                DAMES & MOORE GROUP
                            AND RADIAN INTERNATIONAL LLC
     UNAUDITED PRO FORMA COMBINED AND CONDENSED STATEMENT OF FINANCIAL POSITION
                     (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)


                                                          DMG             RADIAN
                                                        June 26,         June 30,      PRO FORMA      PRO FORMA
                                                          1998            1998        ADJUSTMENTS     COMBINED
                                                      ------------   -------------   -------------  -------------
ASSETS
 Current:
   Cash and cash equivalents                           $  11,135       $  1,793      $                $  12,928
   Marketable securities                                     785            -                               785
   Accounts receivable, net of allowance
     for doubtful accounts                               149,169         48,848                         198,017
   Unbilled receivables                                   63,678         29,734                          93,412
   Deferred income taxes                                   4,303          1,034          1,510 (g)        6,847
   Prepaid expenses and other assets                      13,285          4,799            481 (e)       27,072
                                                                                         8,507 (f)
    Inventories                                              -            5,685                           5,685
                                                      ----------       --------      ---------        ---------
         Total current assets                            242,355         91,893         10,498          344,746

Property and equipment, net                               24,305         30,616                          54,921
Goodwill of acquired businesses, net                     121,896         16,885        (16,885)(a)      132,308
                                                                                        10,412 (b)
Investments in affiliates                                  7,221          1,735                           8,956
Other assets                                              14,499         16,092          3,078 (d)       33,669
                                                      ----------       --------      ---------        ---------
                                                        $410,276       $157,221      $   7,103        $ 574,600
                                                      ----------       --------      ---------        ---------
                                                      ----------       --------      ---------        ---------
LIABILITIES AND SHAREHOLDERS' EQUITY
Current:
  Current portion of long-term debt                     $ 14,281       $ 44,215      $ (44,165)(c)    $   4,331
                                                                                       (10,000)(d)
  Accounts payable                                        35,040          9,557            300 (i)       44,897
  Accrued payroll and employee benefits                   29,103         15,705                          44,808
  Current income taxes payable                             6,256            336         (1,498)(e)        5,094
  Accrued expenses and other liabilities                  24,799          4,938         (2,424)(d)       45,696
                                                                                         3,500 (g)
                                                                                        15,000 (h)
                                                                                          (117)(c)
                                                      ----------       --------      ---------        ---------
         Total current liabilities                       109,479         74,751        (39,404)         144,826

Long-term debt                                           139,000              -        137,641 (d)      276,641
Other long-term liabilities                                6,134          7,815           (553)(d)       13,396
Contingencies

Shareholders' equity:

  Preferred stock                                              -              -              -                -
  Common stock and capital in excess of $0.01
    par value                                            108,010        102,831       (102,831)(j)      108,010
  Retained earnings                                      108,905        (28,055)        (2,607)(e)       93,100
                                                                                       (11,208)(f)
                                                                                        (1,990)(g)
                                                                                        28,055 (j)
  Treasury stock                                         (58,614)                            -          (58,614)
  Accumulated other comprehensive income                  (2,016)          (121)                         (2,137)
  Other shareholders' equity                                (622)                            -             (622)
                                                      ----------       --------      ---------        ---------
         Total shareholders' equity                      155,663         74,655        (90,581)         139,737
                                                      ----------       --------      ---------        ---------
                                                        $410,276       $157,221      $   7,103         $574,600
                                                      ----------       --------      ---------        ---------
                                                      ----------       --------      ---------        ---------

The accompanying notes are an integral part of these pro forma financial statements.


                                                 DAMES & MOORE GROUP
                                             AND RADIAN INTERNATIONAL LLC
                          UNAUDITED PRO FORMA COMBINED AND CONDENSED STATEMENT OF EARNINGS
                                   (IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)

                                                     THREE MONTHS ENDED
                                                 ---------------------------
                                                   June 26,       June 30,
                                                     1998           1998         PRO FORMA       PRO FORMA
                                                     DMG           RADIAN       ADJUSTMENTS      COMBINED
                                                 ------------  -------------  --------------  -------------

Gross revenues:                                    $189,150       $ 70,091       $              $ 259,241
   Direct costs of outside services                  60,346         24,779                         85,125
                                                   --------       --------       -------        ---------
   Net revenues                                     128,804         45,312                 -      174,116
                                                   --------       --------       -------        ---------

Operating expenses:
   Salaries and related costs                        90,013         32,057                        122,070
   General expenses                                  24,290          8,150                         32,440
   Depreciation and amortization                      2,251          2,677                          4,928
   Amortization of goodwill                           1,187            210          (210)(a)        1,299
                                                                                     112 (k)
                                                   --------       --------       -------        ---------
                                                    117,741         43,094           (98)         160,737
                                                   --------       --------       -------        ---------

Earnings from operations                             11,063          2,218            98           13,379

   Investment and other income (loss)                  (155)         1,043             -              888
   Interest expense                                  (2,663)          (621)          620 (c)       (5,216)
                                                                                  (2,552)(l)
                                                   --------       --------       -------        ---------

Earnings before income taxes                          8,245          2,640        (1,834)           9,051

   Income taxes                                       3,558             51           268 (m)        3,877
                                                   --------       --------       -------        ---------

Net earnings                                       $  4,687       $  2,589       $(2,102)       $   5,174
                                                   --------       --------       -------        ---------
                                                   --------       --------       -------        ---------
Cash dividends declared per share                  $   0.03                                     $    0.03
                                                   --------                                     ---------
                                                   --------                                     ---------
Earnings per share- Basic                          $   0.26                                     $    0.28
                                                   --------                                     ---------
                                                   --------                                     ---------

Earnings per share - Diluted                       $   0.26                                     $    0.28
                                                   --------                                     ---------
                                                   --------                                     ---------

Weighted average number of shares - Basic            18,262                                        18,262
                                                   --------                                     ---------
                                                   --------                                     ---------

Weighted average number of shares - Diluted          18,336                                        18,336
                                                   --------                                     ---------
                                                   --------                                     ---------

The accompanying notes are an integral part of these pro forma financial statements.

                                DAMES & MOORE GROUP
                            AND RADIAN INTERNATIONAL LLC
          UNAUDITED PRO FORMA COMBINED AND CONDENSED STATEMENT OF EARNINGS
                (IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)


                                                              YEARS ENDED
                                                      ---------------------------
                                                        March 27,      Dec. 31,
                                                          1998           1997         PRO FORMA        PRO FORMA
                                                           DMG          RADIAN       ADJUSTMENTS       COMBINED
                                                      ------------   ------------   -------------     --------------

Gross revenues:                                        $  703,902     $  287,578      $                 $   991,480
   Direct costs of outside services                       221,398        115,040                            336,438
                                                       ----------     ----------      --------          -----------
   Net revenues                                           482,504        172,538                            655,042
                                                       ----------     ----------      --------          -----------
Operating expenses:
   Salaries and related costs                             337,474        123,453                            460,927
   General expenses                                        88,401         53,451        (5,150)(o)          136,702
   Depreciation and amortization                            9,216         10,077                             19,293
   Amortization of goodwill                                 4,600          1,018        (1,018)(a)            5,048
                                                                                           448 (k)
   Impairment of goodwill                                       -          7,246        (7,246)(n)                -
                                                       ----------     ----------      --------          -----------
                                                          439,691        195,245       (12,966)             621,970
                                                       ----------     ----------      --------          -----------

   Earnings (loss) from operations                         42,813        (22,707)       12,966               33,072

Investment and other income                                   997            441             -                1,438
Interest expense                                          (10,292)        (2,594)        2,381 (c)          (20,754)
                                                                                       (10,249)(l)
                                                       ----------     ----------      --------          -----------

   Earnings (loss) before income taxes                     33,518        (24,860)        5,098               13,756

Income taxes                                               14,188          1,140        (9,436)(m)            5,892
                                                       ----------     ----------      --------          -----------

   Net earnings (loss)                                 $   19,330     $  (26,000)     $ 14,534          $     7,864
                                                       ----------     ----------      --------          -----------
                                                       ----------     ----------      --------          -----------
Earnings per share:

   Basic                                               $     1.08                                       $      0.44
                                                       ----------                                       -----------
                                                       ----------                                       -----------

   Diluted                                             $     1.07                                       $      0.44
                                                       ----------                                       -----------
                                                       ----------                                       -----------
Cash dividends declared per share                      $     0.12                                       $      0.12
                                                       ----------                                       -----------
                                                       ----------                                       -----------
Weighted average number of shares - Basic                  17,890                                            17,890
                                                       ----------                                       -----------
                                                       ----------                                       -----------

Weighted average number of shares - Diluted                18,048                                            18,048
                                                       ----------                                       -----------
                                                       ----------                                       -----------

The accompanying notes are an integral part of these pro forma financial statements.

                NOTES TO UNAUDITED PRO FORMA FINANCIAL STATEMENTS

Note 1- BASIS OF PRESENTATION

        The unaudited pro forma combined and condensed statement of financial position of DMG and Radian has been prepared as if the acquisition of Radian was completed on June 26, 1998, and combines DMG's unaudited June 26, 1998 statement of financial position and Radian's unaudited June 30, 1998 statement of financial position.

        The unaudited pro forma combined and condensed statement of earnings assumes the acquisition took place as of the beginning of the periods presented. The statement of earnings ending in June combines DMG's unaudited consolidated statement of earnings for the three-month period ended June 26, 1998 and Radian's unaudited consolidated statement of earnings for the three months ended June 30, 1998. The statement of earnings ending in March combines DMG's consolidated statement of earnings for the year ended March 27, 1998 and Radian's consolidated statement of earnings for the year ended December 31, 1997.

Note 2- PRO FORMA ADJUSTMENTS

        (a) To eliminate goodwill and related amortization recorded at Radian.

        (b) To record the excess of the purchase price and related acquisition costs over the fair value of assets acquired and liabilities assumed.

        (c) To eliminate the debt, interest expense and related accrued interest which was not assumed by DMG.

        (d) To record the restructured debt obligations, including repayment of principal and interest and related deferred financing costs incurred by DMG in connection with the Radian acquisition.

        (e) To record the effect to equity and income taxes for the charges to income resulting from the early extinguishment of DMG's debt. The pro forma statements of earnings excludes the charge for early extinguishment of debt due to its non-recurring nature.

        (f) Reflects the write-off of purchased in-process research and development technology costs identified in the preliminary allocation of the purchase price and the related tax effects. The pro forma statements of earnings excludes the write-off of purchased in-process research and development technology costs due to its non-recurring nature.

        (g) To reflect the estimated restructuring charges expected to be incurred by DMG in connection with the consolidation of certain facilities, and operations. The amounts recorded are management's estimates which may be revised upon completion of the restructuring plan. The pro forma statements of earnings excludes DMG's restructuring charge due to its non-recurring nature.

        (h) To reflect the estimated restructuring charges expected to be incurred in connection with the Radian acquisition. The restructuring plans include the consolidation of certain facilities, and operations. Furthermore, additional insurance reserves have been reflected, due to Radian's adoption of DMG's insurance programs. The amounts recorded are management's estimates which may be revised upon completion of the restructuring plan and reflected as a charge to purchase price.

        (i) To reflect estimated costs of the transaction.

        (j) To reflect the elimination of Radian's equity accounts.

        (k) To record amortization of goodwill over 40 years, based upon the estimated balance of goodwill.

        (l) To record the incremental interest cost and amortized financing costs on the restructured debt obligations incurred by DMG in connection with the Radian acquisition.

        (m) Radian is a limited liability company and therefore is not directly subject to most income taxes. The tax liability flows through to DMG, therefore a provision for income taxes is being recorded including a provision for the pro forma adjustments based upon an estimated combined tax rate.

        (n) To eliminate the charge to earnings for impairment of goodwill, due to its non-recurring nature.

        (o) To eliminate the restructuring charge recorded by Radian, due to its non-recurring nature.

Note 3- NONRECURRING CHARGES

        DMG will also be incurring charges for the consolidation of certain facilities and operations. Management has estimated these costs to be $1,990,000 net of taxes; additionally, a charge for in-process research and development technology costs of $11,208,000 net of taxes will be recorded; both of these charges have been reflected in the pro forma balance sheet but not the pro forma statement of earnings.

Note 4- LONG-TERM DEBT

        The funding of the Radian acquisition resulted in the early extinguishment of DMG's Senior Notes and certain bank lines of credit. DMG's new long-term debt facility includes a term commitment of $265,000,000 and a revolving commitment of $75,000,000. Interest is charged under several options, including the bank's reference rate or at LIBOR plus a spread, at the Company's option. Interest is payable quarterly for reference rate borrowings and for LIBOR borrowings the earlier of the last day of the interest rate period or three months from the first day of the interest rate period. The agreement contains limitations on additional indebtedness, sales of assets, acquisitions and capital expenditures, as well as maintenance of certain financial ratios. The term loan requires quarterly principal payments commencing on June 30, 1999, with the unpaid balance of $140,000,000 due in full on June 30, 2004. The revolving commitment also matures on June 30, 2004. Furthermore, mandatory principal pre-payments or commitment reductions are required in the event of the occurrence of certain transactions, as defined in the agreement.

(c)  Exhibits:

     2.1 Equity Purchase Agreement by and among Dow Environmental, Inc., TCM Technologies, Inc. and Radian Acquisition Corp. dated as of June 23, 1998 (incorporated herein by reference to Exhibit 10.2 of the Company's Quarterly Report on Form 10-Q [File No. 1-11075] for the quarter ended June 26, 1998).

     4.1 Credit Agreement among Dames & Moore Group, as Borrower, The Several Lenders from Time to Time Parties Hereto and Canadian Imperial Bank of Commerce, as Administrative Agent, dated as of July 31, 1998 (incorporated herein by reference to Exhibit 4.1 of the Company's Current Report on Form 8-K [File No. 1-11075] July 31, 1998).

     23.1  Consent of Deloitte & Touche LLP

     99.1 Press Release dated June 24, 1998 (incorporated herein by reference to Exhibit 99.1 of the Company's Current Report on Form 8-K [File No. 1-11075] July 31, 1998).

     99.2 Press Release dated August 3, 1998 (incorporated herein by reference to Exhibit 99.2 of the Company's Current Report on Form 8-K [File No. 1-11075] July 31, 1998).

     99.3 Unaudited consolidated balance sheet of Radian International LLC and subsidiaries as of June 30, 1998 and the related consolidated statements of operations and cash flows for the six-month periods ended June 30, 1998 and June 30, 1997.

     99.4 Audited consolidated balance sheets of Radian International LLC and subsidiaries as of December 31, 1997 and 1996, and the related consolidated statements of operations, members' equity and cash flows for the years then ended.

                                     SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.



                                        DAMES & MOORE GROUP


     Date: October 7, 1998              MARK A. SNELL
                                        ----------------------------
                                        Mark A. Snell
                                        Executive Vice President and
                                        Chief Financial Officer
                                        (Principal Financial Officer)